Investor Update Annual Meeting of Stockholders February 17, 2011 Houston, Texas

Forward Looking and Other Cautionary Statements This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding Hyperdynamics Corporation's future plans and expected performance that are based on assumptions the Company believes to be reasonable .. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may result", "will result", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. A number of risks and uncertainties could cause actual results to differ materially from these statements, including without limitation, funding and exploration efforts, fluctuations in oil and gas prices and other risk factors described from time to time in the Company's reports filed with the SEC, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010. Information reported on this presentation speaks only as of today, and you are advised that time sensitive information may no longer be accurate after today. The Company undertakes no obligation to publicly update these forward looking statements to reflect events or circumstances that occur after the issuance of this news release or to reflect any change in the Company's expectations with respect to these forward looking statements .. Investors are cautioned that these statements are not guarantees of future performance, and actual results could differ materially . Potential risks include, among other things, geologic risks, political risks, oil and gas price volatility, uncertainties inherent in oil and gas production operations, government regulation and uncertainties regarding access to capital. The Netherland Sewell and Associates Report as well as the Senergy evaluation of the exploration block deal in prospective resources . Prospective resources are those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects . The prospective resources included in the Netherland Sewell and Associates Report and / or the Senergy evaluation indicate exploration opportunities and development potential in the event a petroleum discovery is made and should not be construed as reserves or contingent reserves .. Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Exploration Update Annual Meeting of Stockholders February 17, 2011 Houston, Texas

Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 List of exploration work since last shareholders’ meeting Overview of hydrocarbon-systems and block prospectivity Example of 3D seismic profiles Summar y

Exploration Work in the Past Year Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Completed 2D seismic survey – 10,000 km Integrated new 2D data & interpreted seismic data set Identified multiple new leads from 2D data Received competent person’s report, assessment of prospective resources, based on 2D data Acquired 3D seismic data – 3635 sq km Just started interpretation of 3D time and depth migrations

Oil and Gas Plays: Cretaceous Margin of Northwest Africa



GUINEA
SIERRA LEONE
LIBERIA
50 m
2000 m
Fan 1
Structure 3
Tilted Fault Blocks
Neocomian Lead
Slope Fans
Recent discoveries in Sierra Leone
Venus-B1
Mercury-1
Offshore Exploration Block
2010 3D Seismic Surveys
Leads, Prospects
Discoveries (Sierra Leone)
km
0
100
200
300
400
Hyperdynamics License Area
North Atlantic Ocean

Leads & discoveries in Sierra Leone and Liberia from Anadarko press release Nov. 15, 2010, and Grand and Deighton (2010)

HYPERDYNAMICS

Hyperdynamics Annual Meeting of Stockholders– February 17, 2011

Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Offshore Guinea Current View of Exploration Opportunities 3D survey areas Fan 1 Tilted Fault  Structure 3 Blocks  Possible Neocomian traps

Hydrocarbon Systems Albian Depth Structure Map Depth, m 0 Shaw, Smith, Rice, Roberts, Nibbelink, & Payne 1000 Meters subsea ‐From 2D Seismic 2000 3000 4000 5000 6000 7000 Oil from Neocomian -Jurassic  Seep: Oil from E. Cret – Oil from Cretaceous marl carbonateJur. carbonate sourcesource rock rock or carbonate source rock Oil from Late Cretaceous marine source rock Fan1 Fan 1 StructureS3 3 Tilted fault block play Volcanics Rifted margin with tilted fault blocks and possible slope and base-of-slope fans Transform Margin structures 50 Kilometers Leads Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Example of 3D Seismic Data Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

2011 Exploration Events Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Complete mapping on 3D Prepare prospect evaluations and prioritization Select drilling locations Provide material to NSAI on 3D prospects Expected spud well in Oct. 2011

Offshore Guinea: Exploration Summary 3D seismic processing and interpretation on track for 2011 spud of first well Additional prospective areas identified on 2D data Primary focus now is on evaluating recent 3D, but longer-term must evaluate the rest of the exploration block Current Focus (Phase 1): 3D survey areas Selection of prospects for drilling Possible Neocomian traps Possible Future Focus (Phase 2): Possible 3D, drilling

Operations Update Annual Meeting of Stockholders February 17, 2011 Houston, Texas

Update on tasks Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Reconnaissance trip with AGR to Conakry, January 28-February 6 Drilling Rig Tender sent out February 8th Well Planning Well testing HSE&S Material and Logistics

Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Rig Tender Sent out invitations to bid February 8th, Due back Februar y 23rd Award rig contract late March Sign rig contract early April Moored semi-submersible drilling rigs 200-900 meters water depth Total subsea depth of 4500 meters Expected spud date October 1, 2011 Plan is to drill two wells‐no flow testing If one of the wells is a discovery will drill appraisal well and flow test

Reconnaissance trip with AGR to Conakry, January 28-February 6 Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Met with Mohamed Foufana, Minister of Mines AGR to send scope of work of drilling permit Minister will provide a liaison to work with us on the permit Met with Minister of Environment – AGR to send scope of work of EIA for drilling – Minister will provide a liaison to work with us on the EIA Met with head of Aviation ITT for helicopters to go out soon AGR to send in specialists in logistics, HSE, and drilling by early March to work in Guinea full-time Working on contract with western company for oil spill response

Reconnaissance trip with AGR to Conakry, January 28-February 6 Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Met with Transport Minister and his staff Many issues with airport, port, and trucking Establishing a committee headed by one of his deputies to resolve issues. Presentation by 12 companies on their abilities 6 Transportation, logistics, customs Had second meeting with 3 companies Sending scope of work to these 3 companies and will get their pricing Should award this by the end of February 3 catering companies 1 Fuel distribution specialist 2 security

August September October November December  1 8 15 22 29 5 12 19 26 3 10 17 24 31 7 14 21 28 5 12 19 26 Load boats in Aberdeen/ send material to Guinea Mobilize Rig DRILLING #1 Move Rig SPUD WELL #1 DRILLING #2 Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Drilling timeline February March April May June July  7 14 21 28 7 14 21 28 4 11 18 25 2 9 16 23 30 6 13 20 27 4 11 18 25 Rig tender sent Feb 8-23 15 days Emergency Response and Rig tender evaluated ‐Awarded March 21st Oil Spill Emergency Plans Establish Supply Base in Conakry Rig Contract signing Firm location #2 Preliminary locations Firm location #1

Possible Rigs Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Possible Rigs

Guinea Operations Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Staff house set up with good living and working environment 5 new offices in main complex Upgraded phones and internet AGR will start sending people in early March to work in Conakry full-time

Finance Annual Meeting February 17, 2011 Houston, Texas

 Balance Sheet Current Year & Prior Year December 31, December 31, 2010 2009 ASSETS Current assets: Cash and cash equivalents $ 35,219 $ 1,122 Accounts receivable – joint interest 525 -Prepaid expenses and other current assets 246 146 Total current assets 35,990 1,268 Property and equipment 916 178 Oil and gas properties, using full cost method: Unevaluated properties excluded from amortization 21,279 13,997 Restricted cash 150 -Deposits 76 117 Total assets $ 58,411 $ 15,560 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Accounts payable and accrued expenses $ 3,045 $ 3,632 Accounts payable - seismic data 650 650 Dividends payable - 814 Short-term notes payable 53 57 Total current liabilities 3, 748 5,153 Warrant derivative liability - 2,063 Deferred rent 140 49 Total liabilities 3,888 7,265 Shareholders' equity: Convertible preferred stock Series A – 3,000 shares issued -0- and 1,945 shares outstanding - -Common stock 125 91 Additional paid-in capital 136,187 82,026 Accumulated deficit (67,615) (67,615) Deficit accumulated after reentering exploration stage (14,174) (6,207) Total shareholders ' equity 54,523 8,295 Total liabilities and shareholders' equity $ 58,411 $ 15,560 Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Institutional ownership up from 2% last year to at least 16% this year Investor Ownership Report Retail 26 Individual Shareholders Objecting Beneficial Owners Institutional Investors BlackRock Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Analyst Coverage Hyperdynamics is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Hyperdynamics ‘ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Hyperdynamics or its management . Hyperdynamics does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations . Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Selected Financial Data Selected Financial Data Cash balance as of December $35 Million 31, 2010 Long-term Debt $-0‐ Monthly Cash Burn Rate $600K Excluding G&G Costs Outstanding Shares as of 126,040,647** February 14, 2011 Fully diluted shares as of 137,908,186*** February 1, 2011 Market Cap as of February 15, $630 Million 2011 ** 6.7 million shares locked up until April 2011 ***8.6 million shares/warrants locked up until April 2011 Outstanding Stock Options – 7,365,000 < $1.00 4,116,240* $1.01 ‐$2.00 2,740,000 $2.01 -$3.50 508,760 * 1.2 million options vest when share price exceeds $9/share Outstanding Warrants – 4,502,539 $0.90* 3,480,000 $0.98 10,833 $1.58 611,706 $4.00* 400,000 * Half Locked up until April 2011 Volume & Price Trend Avg. Price Avg. Volume Avg. Vol. $ Amount Q1 FY2010 $0.91 255,755 $233,376 Q2 FY2010 $1.19 305,550 $364,215 Q3 FY2010 $1.01 698,769 $708,276 Q4 FY2010 $1.15 639,925 $737,640 Q1 FY2011 $1.30 515,618 $670,546 Q2 FY2011 $3.25 1,352,722 $4,396,797 Jan 1 – Feb 11th $5.34 3,020,293 $16,140,447 Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Stock Performance and Market Capitalization $1,200 In thousands $1,000 $800 $600 $400 $200 $0 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010 1/1/2011 2/1/2011 Market Capitilization

American Friends of Guinea (AFG) “Providin g real solutions for our friends in need” Annual Meeting February 17, 2011 Houston, Texas

Our Mission and Vision Our mission is to help the Guinean people improve their quality of life through funding medical aid and infrastructure that create better conditions for the population.  We believe that all Guineans deserve to live a healthy life. Our vision leads us to work toward advancing health care in Guinea by helping to provide medical supplies, clean drinking water, and programs that prevent disease and promote life. Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

New AFG Board of Directors Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Kent Watts, Chairman  Dr. Judith Hermanson, Director, Center for , Non-Governmental Leadership and Management, Northern Illinois Universit y Ray Leonard, President and CEO, Hyperdynamics Corporation . Dr. Darius Mans, President and CEO, Africare Ambassador John Simon, Managing Partner, Total Impact Advisors LLC

The New, Democratic Guinea Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Successful elections held – Alpha Conde sworn-in as President – December 2010 Ten million Guineans are galvanized to participate in and benefit from economic and social development activities Foreign investors in Guinea’s dynamic mining sector are flocking to the country USAID, the World Bank and other donors will increase their activity in the country . HDY and AFG investing in Guinea at an opportune time given the  country’s positive environment ..

Medical Outreach Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Since its creation, AFG has established relationships with hospitals in Conakry and surrounding areas and supplied them with pharmaceutical drugs, water wells for sanitation, rechargeable batteries for electricity, and other medical supplies . In April 2007, Guinea was struck by a cholera epidemic. Cholera is a gastro-intestinal disease that causes excessive diarrhea , which leads to dehydration that can result in death, if not treated quickly.

With resources provided by  Hyperdynamics, AFG quickly  provided hydration treatments and  antibiotics to hospitals and cholera camps, which helped  save more than 6,000 people who were suffering from cholera.  In addition, AFG worked to  eradicate the source of the disease  caused by garbage in the streets.  AFG set up a trash collection program by renting trucks and  hiring people temporarily to clean  up areas that were most affected .  Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Hospital Jean Paul II Built in the 1980s, its mission is to help the underserved population . The facility is subsidized by the government and covers up to 75% of patient medical expenses . The hospital is highly used but due to lack of funding from the government, electricity , potable water and sufficient medical supplies, it struggles to meet the needs of its patients . Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Our plan for Jean Paul II •Provide a source of electricity (partially achieved in 2008 with rechargeable batteries) •Provide a water well with all necessary equipments (completed in 2010) •From the well distribute the water inside the hospital (in future plans) •Provide equipments for surgical units, labor and delivery and the laboratory to meet patients need (in the future). Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Partner ships with other NGOs in Guinea Engender Health (EH) ‐Fistula Project EH is a New York-based organization that treats women suffering from obstetric fistula which is an abnormal passage or a hole between the bladder and the vagina that allows urine to leak from the vagina. This is caused most of the time by prolonged labor and lack of prenatal care. These women, due to the inability to control the release of urine, are ostracized by the community, neglected or abandoned by their husbands and often live in poverty .. Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Together, AFG and EH provide surgical kits to hospitals in Conakry, Kissidou gou and Labe that enable doctors to repair the fistula. Since the program was started, 1,412 women have received surgical interventions . Of those, 1,056 women were cured from the condition . In the future, we will organize seminars to inform people how to prevent this condition from occurring, train more surgeons to perform the procedure throughout the country . We will support women in order for them to be self‐sufficient through micro‐credit programs . Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Hydrocephalus Children’s Project Hydrocephalus is a blockage of cerebral ‐spinal fluid circulation in the ventricles of the brain. Causes can be genetic and congenital if the mother has some infections during pregnancy, like meningitis that was not well-treated. The accumulation of this fluid in the brain causes the head to expand in size to accommodate the fluid, this in turn causes a complete dysfunction in these children ’s lives. Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Hydrocephalus Children In July 2010 we met the association of hydrocephalus children and their parents . We established a partnership with the association in order to provide them support . With the leader of the association, Mrs. Fadiga, whose child is a victim of hydrocephalus, we put together a team of volunteers to help care for the children during their treatment . This team includes pediatric neuro-surgeons, pediatric doctors , a nutritionist , a physical therapist and a gynecologist . Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Hydrocephalus Children Each specialist on our team plays a big role in the the treatment of the children .  Our role is to provide children the necessary resources before and after surgery, which include but not limited to: cost of exams before and after surgery, providing catheters and other supplies necessary during surgery as well as hospital costs. We also provide them baby formulas as mothers cannot breastfeed their children suffering from hydrocephalus . Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

Al-Hassan Kouyate is 2 months old and the first baby our team operated on (January 5th 2010). He is recovering . Al-Hassan has a chance to live a normal life because of the early intervention that he received . We will be followin g him and making sure that he receives all the support he needs to recover fully. Hyperdynamics Annual Meeting of Stockholders – February 17, 2011

2011 Plans

HYPERDYNAMICS
NYSE Amex: HDY

- Continue to expand AFG's Hydrocephalus Children's Project and support Kondeyah and Jean-Paul II Hospitals.
- Kassa Island: Initiate water project that would renovate existing wells, and train a management committee to sustainably operate the wells.
- Prepare audited AFG 2007-9 Financial Statements
- Initiate USAID registration process and meet with their Private Voluntary Cooperation office.
- Design community health, water and sanitation initiatives for USAID and private donors
- Finalize AFG-Hyperdynamics Service Agreement and Stock Transfer Schedule
- Document AFG-Hyperdynamics partnership and speak at private sector forums and universities
- Develop AFG Face book page

Hyperdynamics Annual Meeting of Stockholders– February 17, 2011 41

How can you contribute to AFG? http://www.afguinea.org/ Hyperdynamics Annual Meeting of Stockholders – February 17, 2011 Fistula operations for 20 women -$2,000 Fistula operations for 80 women -$8,000 One Hydrocephalus Child’s Surgery @ $3,000 One water well @ $25,000